UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21558

Pioneer Short Term Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Short Term Income Fund

Semiannual Report | February 28, 2022

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 3

Portfolio Management Discussion | 2/28/22

In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the six-month period ended February 28, 2022. Mr. Funderburk, Director of Securitized Credit, a senior vice president, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended February 28, 2022?
A	Pioneer Short Term Income Fund’s Class A shares returned -1.58% at net asset value during the six-month period ended February 28, 2022, while the Fund’s benchmark, the Bloomberg One- to Three-Year Government/Credit Bond Index (the Bloomberg Index), returned -1.79%. During the same period, the average return of the 612 mutual funds in Morningstar’s Short-Term Bond Funds category was -2.12%.
Q	Can you describe the market environment for fixed-income investors over the six-month period ended February 28, 2022?
A	The period opened in September of 2021 against a backdrop of positive economic momentum and growing concerns about peaking growth rates in the face of headwinds driven by goods and labor supply shortages, and related bottlenecks. As the period progressed, inflation spiked to levels not seen in decades as oil prices marched upward from their mid-August 2021 lows and eventually hit their highest cost-per-barrel since 2014.

Increasingly hawkish rumblings from central banks regarding future monetary policy, including the US Federal Reserve (Fed), resulted in near-flat performance or modest underperformance within the investment-grade spread sectors relative to US Treasuries. (Spread sectors are nongovernmental fixed-income market sectors featuring securities that typically offer higher yields, at greater risk, than governmental investments.) The policy hawks prevailed during the Fed’s September Open Market Committee (FOMC) debate as to when to start tapering its monthly asset purchases (quantitative easing), and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that a tapering plan would likely be announced in November 2021 and completed by the middle of 2022 (that timetable accelerated soon after, with March 2022 becoming the new target date for the end of quantitative easing).

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

While the expected start and completion dates of the Fed’s tapering process were somewhat earlier than expected, we did not view the pulling forward of the Fed’s timetable as likely to have a material influence on interest rates. We had placed more weight on the cumulative impact of the Fed’s asset purchases since the spring of 2020, rather than on the ongoing effects of the monthly asset purchases. In that vein, we believed an earlier timetable for tapering would have a relatively small effect on the total amount of bonds purchased by the Fed. Nevertheless, we saw the end of quantitative easing as likely to result in a modestly steeper yield curve, which had yet to be reflected by the markets. Given the Fed’s prior guidance that any adjustments to the federal funds rate’s target range would occur only after it had completed tapering the quantitative-easing program, we felt an earlier end to the monthly asset purchases offered the Fed the flexibility to raise the federal funds rate’s target range sooner than anticipated, if necessary.

Market pricing at the time implied a very reasonable timeframe of early 2023 for the Fed’s initial target range increase, but there was still a divergence between market pricing and our expectations with respect to the pace of rate hikes, post “lift-off”. We had anticipated that the FOMC’s median forecast for the federal funds rate in 2024 would be well above current market pricing when revealed after the September 2021 meeting. That view turned out to be accurate, and the markets repriced yields somewhat higher in response.

In February 2022, the final month of the period, we experienced a “tale of two halves,” as disparate factors drove market performance early, and then later in the month. In the first half of February, investors priced in a more aggressive timetable for short-term interest-rate hikes by various central banks, many of which had indicated a willingness to quickly raise rates to what have come to be viewed as more normal levels, given persistently elevated inflation. During February, the market’s implied federal funds rate target range for the end of 2022 increased by 41 basis points (bps), to 1.73%, and the 10-year US Treasury yield reached 2.06% by mid-month. (A basis point is equal to 1/100th of a percentage point.) Near the end of February, rising geopolitical tensions driven by Russia’s invasion of Ukraine caused riskier assets to sell off and US Treasuries to rally in a flight-to-quality trade, as the US and European Union (EU) imposed major sanctions on Russia, effectively severing that country’s trade and financial linkages with western economies.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 5

Q	Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2022, and discuss how they affected benchmark-relative performance?
A	The Fund slightly outperformed its benchmark during the six-month period, with the majority of positive relative returns driven by asset allocation decisions. Specifically, the Fund’s overweight to securitized-credit assets, including asset-backed securities (ABS), residential mortgage-backed securities (RMBS), and commercial MBS (CMBS), boosted benchmark-relative results. Yield-curve positioning likewise aided the Fund’s benchmark-relative performance, reflecting the portfolio’s short-duration stance versus the Bloomberg Index, as average yields rose during the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

The Fund’s overweight to ABS benefited relative performance due to the carry (incremental income) provided by the market segment, as well as positive technical factors within the ABS market, while continued home-price appreciation during the period benefited the performance of the Fund’s RMBS exposures. With regard to CMBS, the floating-rate coupon structure featured in the majority of the portfolio’s CMBS holdings aided performance and contributed positively to the Fund’s relative returns.

The Fund’s out-of-benchmark exposure to floating-rate bank loans also aided relative returns, as bank loans performed well during the period due to increased issuance of collateralized loan obligations (CLOs). In addition, the floating-rate feature of bank loans has been viewed favorably by many investors, given the potential for Treasury yields to rise in 2022. Finally, the Fund’s exposure to insurance-linked securities (ILS) contributed positively to benchmark-relative results during the period. The performance of ILS are typically uncorrelated to the performance of other fixed-income assets, and we view having portfolio exposure to the potential incremental yield and diversification* benefits of the sector as enhancing the Fund’s risk/reward profile.

Detractors from the Fund’s benchmark-relative returns for the six-month period included, within investment-grade corporate credit, a portfolio overweight to financials. In addition, the Fund’s significant underweight to Treasuries weighed on relative performance as credit-sensitive assets underperformed Treasuries over the period. Security selection results also

*	Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

detracted from the Fund’s benchmark-relative returns, due to weak performance among the portfolio’s holdings within financials, industrials, and utilities.

Q	Can you discuss the factors that affected the Fund’s income-generation, or distributions** to shareholders, either positively or negatively, during the six-month period ended February 28, 2022?
A	The Fund’s monthly distribution rate declined over the six-month period, due in part to the changing interest-rate environment as the period progressed.

Despite the decline over the most recent period, we believe the Fund’s income-generation relative to alternative investment options has remained attractive, given the continued (for now) low-interest-rate environment.

Q	Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2022? If so, did the derivatives have an effect on the Fund’s performance?
A	We employed fixed-income index futures contracts to help manage the Fund’s overall duration during the period, and the portfolio’s duration positioning versus the Bloomberg Index contributed positively to benchmark-relative performance.
Q	What is your assessment of the current climate for fixed income investing?
A	There are several potential outcomes for the war in Ukraine, which was still in its early stages as of period end. These range from an about-face by Russian forces to a substantial escalation in the severity and breadth of the military conflict. However, we believe the majority of potential outcomes could have a limited direct impact on the US economy, and so we may look to selectively add portfolio exposures to sectors where we think spreads have widened by more than is justified by the prevailing fundamentals within those sectors.

We think the Ukrainian conflict and the corresponding sanctions against Russia could very well have a worsening effect on inflation, due to additional supply-chain issues piled on top of the lingering disruptions

**	Distributions are not guaranteed.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 7

related to COVID-19. With economic growth remaining solid and the potential for additional inflation pressures, we expect the Fed to follow through with its plans to begin raising the federal funds rate’s target range early this year, and to start running off, or normalizing, its balance sheet. Since the federal funds target range has remained below what is considered “neutral,” we believe the Fed has plenty of room to increase short-term borrowing costs before the hikes reach levels that could be restrictive to economic growth.

With the potential for higher inflation and less-accommodative monetary policy in the offing, we see limited scope for Treasury yields to move lower on a sustained basis, though we believe some short-term rallies are possible if the Russia-Ukraine conflict worsens.

Please refer to the Schedule of Investments on pages 19–56 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 9

Portfolio Summary | 2/28/22

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 3/1/22	2.66%
2.	U.S. Treasury Bills, 3/29/22	2.66
3.	U.S. Treasury Notes, 0.250%, 9/30/23	2.12
4.	Bank of America Corp., 4.20%, 8/26/24	1.42
5.	U.S. Treasury Notes, 0.375%, 8/15/24	1.17
6.	UBS AG, 7.625%, 8/17/22	1.06
7.	Fannie Mae, 3.00%, 3/1/52 (TBA)	0.97
8.	Wells Fargo & Co., 3.55%, 9/29/25	0.97
9.	U.S. Treasury Bills, 3/17/22	0.72
10.	Fannie Mae, 2.50%, 3/1/52 (TBA)	0.71

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Prices and Distributions | 2/28/22

Net Asset Value per Share

Class	2/28/22	8/31/21
A	$9.15	$9.39
C	$9.17	$9.41
C2	$9.18	$9.42
K	$9.21	$9.45
Y	$9.17	$9.41

Distributions per Share: 9/1/21–2/28/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0930	$—	$—
C	$0.0818	$—	$—
C2	$0.0846	$—	$—
K	$0.1099	$—	$—
Y	$0.1095	$—	$—

Index Definitions

The Bloomberg One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 11

Performance Update | 2/28/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.64%	1.23%
5 years	1.60	1.55
1 year	-0.71	-1.62

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.38%	1.23%
5 years	1.46	1.55
1 year	-0.92	-1.62

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares are not subject to sales changes. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 13

Performance Update | 2/28/22	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2022)
			Bloomberg
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.40%	1.40%	1.23%
5 years	1.48	1.48	1.55
1 year	-0.88	-1.86	-1.62

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.95%	1.23%
5 years	2.05	1.55
1 year	-0.24	-1.62

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.51%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023, for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 15

Performance Update | 2/28/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.97%	1.23%
5 years	1.99	1.55
1 year	-0.35	-1.62

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.60%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2021 through February 28, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$984.20	$983.10	$983.40	$986.10	$986.00
(after expenses)
on 2/28/22
Expenses Paid	$4.08	$5.06	$4.87	$2.27	$2.27
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.03%, 0.99%, 0.46%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2021 through February 28, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$1,020.68	$1,019.69	$1,019.89	$1,022.51	$1,022.51
(after expenses)
on 2/28/22
Expenses Paid	$4.16	$5.16	$4.96	$2.31	$2.31
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.03%, 0.99%, 0.46%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Schedule of Investments | 2/28/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 104.0%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.5% of Net Assets*(a)
Advertising Sales — 0.2%
445,466	Lamar Media Corp., Term B Loan, 1.637% (LIBOR +
	150 bps), 2/5/27	$ 443,030
267,201	Outfront Media Capital LLC (Outfront Media Capital
Corporation), Extended Term Loan, 1.959% (LIBOR +
	175 bps), 11/18/26	263,249
	Total Advertising Sales	$ 706,279
Airlines — 0.1%
250,000	Air Canada, Term Loan, 4.25% (LIBOR + 350 bps), 8/11/28	$ 249,167
	Total Airlines	$ 249,167
Applications Software — 0.1%
249,375	RealPage, Inc., First Lien Initial Term Loan, 3.75%
	(LIBOR + 325 bps), 4/24/28	$ 247,006
	Total Applications Software	$ 247,006
Auto Parts & Equipment — 0.0%†
125,350	TI Group Automotive Systems, LLC, Refinancing US
	Term Loan, 3.75% (LIBOR + 325 bps), 12/16/26	$ 125,036
	Total Auto Parts & Equipment	$ 125,036
Building & Construction Products — 0.0%†
160,062	Standard Industries Inc., Initial Term Loan, 3.00%
	(LIBOR + 250 bps), 9/22/28	$ 159,792
	Total Building & Construction Products	$ 159,792
Cable & Satellite Television — 0.2%
488,775	CSC Holdings, LLC, (fka CSC Holdings, Inc.,
(Cablevision)), September 2019 Initial Term Loan,
	2.691% (LIBOR + 250 bps), 4/15/27	$ 475,116
235,662	Virgin Media Bristol LLC, Facility N, 2.691% (LIBOR +
	250 bps), 1/31/28	232,192
	Total Cable & Satellite Television	$ 707,308
Chemicals-Specialty — 0.1%
312,436	Element Solutions Inc (Macdermid, Incorporated),
Tranche B-1 Term Loan, 2.209% (LIBOR + 200
	bps), 1/31/26	$ 312,380
234,233	Tronox Finance LLC, First Lien Refinancing Term
	Loan, 2.474% (LIBOR + 225 bps), 3/10/28	231,657
	Total Chemicals-Specialty	$ 544,037

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 19

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Computer Data Security — 0.1%
249,375	Magenta Buyer, LLC, First Lien Initial Term Loan, 5.75%
	(LIBOR + 500 bps), 7/27/28	$ 247,661
	Total Computer Data Security	$ 247,661
Containers-Paper & Plastic — 0.1%
440,100	Berry Global, Inc., Term Z Loan, 1.876% (LIBOR +
	175 bps), 7/1/26	$ 433,223
131,038	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
	4.50% (LIBOR + 400 bps), 9/15/28	130,582
11,683(b)	Trident TPI Holdings, Inc., Tranche B-3 Term Loan, 4.50%
	(LIBOR + 400 bps), 9/15/28	11,642
	Total Containers-Paper & Plastic	$ 575,447
Diagnostic Equipment — 0.1%
248,750	Curia Global, Inc., First Lien 2021 Term Loan, 4.50%
	(LIBOR + 375 bps), 8/30/26	$ 247,595
	Total Diagnostic Equipment	$ 247,595
Direct Marketing — 0.0%†
79,093	Red Ventures, LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.709% (LIBOR + 250 bps), 11/8/24	$ 78,097
	Total Direct Marketing	$ 78,097
Disposable Medical Products — 0.1%
250,000	Sotera Health Holdings, LLC, First Lien Refinancing
	Loan, 3.25% (LIBOR + 275 bps), 12/11/26	$ 247,344
	Total Disposable Medical Products	$ 247,344
Electric-Generation — 0.0%†
300,401	Eastern Power, LLC (Eastern Covert Midco, LLC),
	Term Loan, 4.75% (LIBOR + 375 bps), 10/2/25	$ 198,114
	Total Electric-Generation	$ 198,114
Electronic Composition — 0.0%†
90,445	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 2.209% (LIBOR + 200 bps), 9/19/26	$ 90,325
	Total Electronic Composition	$ 90,325
Enterprise Software & Services — 0.0%†
58,166	Verint Systems, Inc., Refinancing Term Loan, 2.106%
	(LIBOR + 200 bps), 6/28/24	$ 57,948
	Total Enterprise Software & Services	$ 57,948
Finance-Leasing Company — 0.2%
248,744	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5
	Loan, 2.75% (LIBOR + 225 bps), 12/1/27	$ 247,941
296,471	Delos Finance S.a r.l., 2018 New Loan, 1.974% (LIBOR +
	175 bps), 10/6/23	296,162

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
Finance-Leasing Company — (continued)
270,000	Setanta Aircraft Leasing DAC, Loan, 2.14% (LIBOR +
	200 bps), 11/5/28	$ 268,650
	Total Finance-Leasing Company	$ 812,753
Gambling (Non-Hotel) — 0.1%
250,000	Bally’s Corporation, Term B Facility Loan, 3.75% (LIBOR +
	325 bps), 10/2/28	$ 248,819
218,199	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.959% (LIBOR + 275 bps), 8/14/24	217,096
	Total Gambling (Non-Hotel)	$ 465,915
Hotels & Motels — 0.1%
247,249	Hilton Worldwide Finance, LLC, Refinanced Series B-2
	Term Loan, 1.937% (LIBOR + 175 bps), 6/22/26	$ 244,004
	Total Hotels & Motels	$ 244,004
Machinery-Construction & Mining — 0.0%†
49,241	Terex Corporation, 2018 Incremental U.S. Term
	Loan, 2.75% (LIBOR + 200 bps), 1/31/24	$ 49,149
	Total Machinery-Construction & Mining	$ 49,149
Medical Labs & Testing Services — 0.1%
243,775	Phoenix Guarantor Inc., First Lien Tranche B-1 Term
	Loan, 3.459% (LIBOR + 325 bps), 3/5/26	$ 240,667
	Total Medical Labs & Testing Services	$ 240,667
Medical-Drugs — 0.1%
138,149	Bausch Health Companies Inc., Initial Term Loan, 3.209%
	(LIBOR + 300 bps), 6/2/25	$ 137,026
139,502	Endo Luxembourg Finance Company I S.a r.l., 2021
	Term Loan, 5.75% (LIBOR + 500 bps), 3/27/28	135,265
	Total Medical-Drugs	$ 272,291
Metal Processors & Fabrication — 0.0%†
150,000	WireCo WorldGroup, Inc., Initial Term Loan, 4.75%
	(LIBOR + 425 bps), 11/13/28	$ 148,969
	Total Metal Processors & Fabrication	$ 148,969
Metal-Iron — 0.0%†
107,018	TMS International Corp., Term B-2 Loan, 3.75% (LIBOR +
	275 bps), 8/14/24	$ 106,350
	Total Metal-Iron	$ 106,350
Paper & Related Products — 0.0%†
34,167	Sylvamo Corp., Term Loan B, 5.00% (LIBOR +
	450 bps), 8/18/28	$ 34,001
	Total Paper & Related Products	$ 34,001

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 21

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Physical Therapy & Rehabilitation Centers — 0.1%
248,750	Upstream Newco, Inc., First Lien August 2021
Incremental Term Loan, 4.459% (LIBOR + 425
	bps), 11/20/26	$ 247,506
	Total Physical Therapy & Rehabilitation Centers	$ 247,506
Pipelines — 0.1%
436,500	Centurion Pipeline Company, LLC, Initial Term
	Loan, 3.458% (LIBOR + 325 bps), 9/29/25	$ 433,317
	Total Pipelines	$ 433,317
Rental Auto & Equipment — 0.0%†
124,764	Fly Funding II S.a r.l., Replacement Loan, 2.15% (LIBOR +
	175 bps), 8/11/25	$ 122,249
	Total Rental Auto & Equipment	$ 122,249
Resorts/Theme Parks — 0.1%
249,375	Seaworld Parks & Entertainment, Inc., Term B
	Loan, 3.50% (LIBOR + 300 bps), 8/25/28	$ 246,102
	Total Resorts/Theme Parks	$ 246,102
Retail — 0.2%
249,375	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.209% (LIBOR + 200 bps), 8/4/28	$ 245,732
248,886	RVR Dealership Holdings, LLC, Term Loan, 4.50%
	(SOFR + 375 bps), 2/8/28	247,330
111,837	Staples, Inc., 2019 Refinancing New Term B-2
	Loan, 4.817% (LIBOR + 450 bps), 9/12/24	108,762
250,000	Whatabrands LLC, Initial Term B Loan, 3.75% (LIBOR +
	325 bps), 8/3/28	247,396
	Total Retail	$ 849,220
Retail-Restaurants — 0.1%
424,761	1011778 B.C. Unlimited Liability Co., Term B-4
	Loan, 1.959% (LIBOR + 175 bps), 11/19/26	$ 417,707
	Total Retail-Restaurants	$ 417,707
Telecommunication Equipment — 0.0%†
205,275	Commscope, Inc., Initial Term Loan, 3.459% (LIBOR +
	325 bps), 4/6/26	$ 200,678
	Total Telecommunication Equipment	$ 200,678
Telephone-Integrated — 0.0%†
151,798	Level 3 Financing, Inc., Tranche B 2027 Term
	Loan, 1.959% (LIBOR + 175 bps), 3/1/27	$ 148,423
	Total Telephone-Integrated	$ 148,423

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Television — 0.0%†
225,830	Sinclair Television Group, Inc., Tranche B Term
	Loan, 2.46% (LIBOR + 225 bps), 1/3/24	$ 218,420
	Total Television	$ 218,420
	Veterinary Diagnostics — 0.2%
947,025	Elanco Animal Health Incorporated, Term Loan,
	1.856% (LIBOR + 175 bps), 8/1/27	$ 927,915
	Total Veterinary Diagnostics	$ 927,915
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $10,841,938)	$ 10,666,792
	ASSET BACKED SECURITIES — 21.1% of
	Net Assets
137,985(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.391% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	$ 135,159
96,854(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.421% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	95,400
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	1,460,909
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class D, 5.754% (3 Month USD LIBOR +
	550 bps), 1/20/32 (144A)	500,369
1,500,000	ACC Trust, Series 2019-2, Class C, 5.24%, 10/21/24
	(144A)	1,511,057
874,000	Accelerated LLC, Series 2021-1H, Class C, 2.35%,
	10/20/40 (144A)	850,542
750,000(a)	ACREC, Ltd., Series 2021-FL1, Class A, 1.287% (1 Month
	USD LIBOR + 115 bps), 10/16/36 (144A)	745,617
500,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%,
	12/15/23 (144A)	508,299
800,000	American Credit Acceptance Receivables Trust,
	Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	772,142
500,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	502,940
400,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	401,011
500,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	495,867
500,000	Amur Equipment Finance Receivables X LLC,
	Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	495,172
1,500,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	1,510,024
500,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	506,197

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 23

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
879,412	Aqua Finance Trust, Series 2021-A, Class A, 1.54%,
	7/17/46 (144A)	$ 858,365
1,300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class D, 3.091% (1 Month USD LIBOR
	+ 290 bps), 11/15/36 (144A)	1,294,868
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class E, 3.591% (1 Month USD LIBOR
	+ 340 bps), 11/15/36 (144A)	497,867
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2022-FL1, Class E, 3.80% (SOFR30A+
	375 bps), 1/15/37 (144A)	495,904
1,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	1,009,201
1,050,000	Avid Automobile Receivables Trust, Series 2021-1,
	Class F, 5.16%, 10/16/28 (144A)	1,023,696
1,170,000	BHG Securitization Trust, Series 2021-B, Class D, 3.17%,
	10/17/34 (144A)	1,119,470
387,202	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	373,083
968,565	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A,
	Class B, 3.78%, 9/26/33 (144A)	977,977
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class B1, 2.953% (3 Month USD LIBOR +
	275 bps), 12/15/28 (144A)	997,705
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class D, 5.603% (3 Month USD LIBOR +
	540 bps), 12/15/28 (144A)	994,538
500,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 2.941% (1
	Month USD LIBOR + 275 bps), 12/15/38 (144A)	498,303
768,020	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	780,490
342,466	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	337,334
500,000	CarNow Auto Receivables Trust, Series 2021-1A, Class C,
	2.16%, 2/17/26 (144A)	494,359
500,000	Carvana Auto Receivables Trust, Series 2019-4A, Class E,
	4.70%, 10/15/26 (144A)	507,848
528,616	Carvana Auto Receivables Trust, Series 2021-N3, Class N,
	2.53%, 6/12/28 (144A)	528,603
438,704	Carvana Auto Receivables Trust, Series 2021-P4, Class N,
	2.15%, 9/11/28 (144A)	438,460
87,318(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
	0.807% (1 Month USD LIBOR + 62 bps), 1/25/33	86,587
62,928(a)	Chase Funding Trust Series, Series 2003-3, Class 2A2,
	0.727% (1 Month USD LIBOR + 54 bps), 4/25/33	62,117

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
52,603(c)	Chase Funding Trust Series, Series 2003-6, Class 1A7,
	4.921%, 11/25/34	$ 54,116
1,250,000	CIG Auto Receivables Trust, Series 2021-1A, Class C,
	1.79%, 4/12/27 (144A)	1,224,098
500,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class C, 3.55%, 12/15/28 (144A)	487,745
21,609	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	22,002
42,032	Conn’s Receivables Funding LLC, Series 2020-A, Class A,
	1.71%, 6/16/25 (144A)	42,040
1,583,598	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	1,594,114
1,000,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class B, 4.95%, 8/15/26 (144A)	1,014,543
572,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	579,712
153,914(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3,
	Class A2, 1.287% (1 Month USD LIBOR +
	110 bps), 9/25/34 (144A)	152,020
500,000	Credito Real USA Auto Receivables Trust, Series 2021-1A,
	Class B, 2.87%, 2/16/27 (144A)	488,497
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	504,879
482,922	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	483,978
160,974	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	161,979
1,000,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 2.504%
	(3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	989,552
1,250,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 2.991%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	1,246,590
500,000	Elm Trust, Series 2020-3A, Class A2, 2.954%, 8/20/29
	(144A)	487,633
47,072	FCI Funding LLC, Series 2019-1A, Class B, 0.000%,
	2/18/31 (144A)	47,180
500,000(d)	Finance of America HECM Buyout, Series 2022-HB1,
	Class M3, 5.084%, 11/25/25 (144A)	499,999
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A,
	Class A1TR, 1.672% (3 Month USD LIBOR +
	155 bps), 10/15/33 (144A)	995,465
500,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series 2015-6A,
	Class A1TR, 1.591% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	499,698
355,363	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	344,340

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 25

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
98,001(a)	Freddie Mac Structured Pass-Through Certificates,
	Series T-20, Class A7, 0.487% (1 Month USD LIBOR +
	30 bps), 12/25/29	$ 97,539
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%,
	11/20/28 (144A)	967,553
750,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	730,206
65,784(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	66,059
500,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 2.631% (1 Month USD LIBOR +
	240 bps), 11/1/23 (144A)	499,610
37,895(a)	GSAA Home Equity Trust, Series 2005-8, Class A3, 1.047%
	(1 Month USD LIBOR + 86 bps), 6/25/35	38,163
156,867	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%,
	10/9/39 (144A)	159,328
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%,
	8/20/51 (144A)	878,364
1,395,344	Home Partners of America Trust, Series 2021-2, Class B,
	2.302%, 12/17/26 (144A)	1,331,827
1,122,814	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	1,126,586
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 7.739% (3
	Month USD LIBOR + 744 bps), 4/29/34 (144A)	483,517
306,835	Jamestown CLO V, Ltd., Series 2014-5A, Class B2R, 3.84%,
	1/17/27 (144A)	306,055
722,488	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	711,618
910,264	LFS LLC, Series 2021-B, Class A, 2.40%, 12/15/33 (144A)	908,498
463,109	Lunar Structured Aircraft Portfolio Notes, Series 2021-1,
	Class A, 2.636%, 10/15/46 (144A)	445,354
1,150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	1,153,363
1,000,000	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%,
	6/16/31 (144A)	979,759
1,080,000	Mercury Financial Credit Card Master Trust,
	Series 2021-1A, Class B, 2.33%, 3/20/26 (144A)	1,071,798
1,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	986,316
348,182	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	347,939
276,035	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	268,661
135,169	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	136,028

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,727(d)	New Century Home Equity Loan Trust, Series 2004-A,
	Class AII9, 5.47%, 8/25/34	$ 6,706
208,055(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.187% (1 Month USD LIBOR +
	300 bps), 2/25/43 (144A)	208,358
1,394,639	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,398,986
1,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	1,001,362
170,190(a)	NovaStar Mortgage Funding Trust Series, Series 2003-1,
	Class A2, 0.967% (1 Month USD LIBOR +
	78 bps), 5/25/33	164,551
239,774	Oasis LLC, Series 2020-2A, Class A, 4.262%, 5/15/32
	(144A)	240,209
236,323	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	236,567
892,228	Oasis Securitization Funding LLC, Series 2021-2A,
	Class B, 5.147%, 10/15/33 (144A)	887,088
200,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	200,615
1,000,000	Oportun Issuance Trust, Series 2021-C, Class C, 3.61%,
	10/8/31 (144A)	978,946
613,567	Orange Lake Timeshare Trust, Series 2019-A, Class A,
	3.06%, 4/9/38 (144A)	614,594
692,742	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	694,102
1,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 1.804%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	992,959
1,214,413	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	1,234,828
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.38% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	490,137
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class C, 2.834% (3 Month Term SOFR +
	260 bps), 4/15/30 (144A)	249,185
750,000	Pawneee Equipment Receivables Series LLC,
	Series 2021-1, Class D, 2.75%, 7/15/27 (144A)	728,171
750,000	Pawneee Equipment Receivables Series LLC,
	Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	730,625
521,077	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	516,363
952,050	PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/34 (144A)	937,762
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	1,512,803

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 27

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	$ 980,820
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	980,820
500,000	Purchasing Power Funding LLC, Series 2021-A, Class C,
	2.53%, 10/15/25 (144A)	491,693
500,000	Purchasing Power Funding LLC, Series 2021-A, Class D,
	4.37%, 10/15/25 (144A)	494,746
547,966(a)	ReadyCap Lending Small Business Loan Trust,
	Series 2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	544,339
226,002	Santander Bank N.A., Series 2021-1A, Class C, 3.268%,
	12/15/31 (144A)	224,210
575,000	Santander Bank N.A., Series 2021-1A, Class D, 5.004%,
	12/15/31 (144A)	565,427
277,397	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	278,246
850,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	846,336
13,708(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.287% (1 Month USD LIBOR + 110 bps),
	10/27/36 (144A)	13,729
2,000,000(a)	Sound Point CLO V-R LTD, Series 2014-1RA, Class B,
	1.991% (3 Month USD LIBOR + 175 bps), 7/18/31 (144A)	1,987,776
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D,
	3.858% (3 Month USD LIBOR + 360 bps), 7/25/30 (144A)	494,770
462,737	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%,
	2/28/33 (144A)	445,848
4(c)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35	5
42,581	Structured Receivables Finance LLC, Series 2010-B,
	Class A, 3.73%, 8/15/36 (144A)	43,142
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class D, 2.31%, 3/15/27 (144A)	1,393,932
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	1,244,178
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	985,449
500,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	489,949
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.263%
	(SOFR30A + 221 bps), 10/15/34 (144A)	1,592,170
344,880	TVEST LLC, Series 2020-A, Class A, 4.50%,
	7/15/32 (144A)	345,729
1,017,397	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	1,006,517

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
500,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	$ 504,060
2,000,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class E, 2.58%, 6/10/26 (144A)	1,940,208
381,095	Upstart Pass-Through Trust Series, Series 2021-ST4,
	Class A, 2.00%, 7/20/27 (144A)	373,667
1,500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	1,522,762
1,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	979,108
1,012,199	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	1,020,530
544,383	Westgate Resorts LLC, Series 2020-1A, Class C,
	6.213%, 3/20/34 (144A)	561,858
2,000,000	Westlake Automobile Receivables Trust, Series 2021-3A,
	Class D, 2.12%, 1/15/27 (144A)	1,961,344
732,989	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	714,345
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class BR, 2.241% (3 Month USD LIBOR + 200 bps),
	7/16/31 (144A)	995,686
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class DR, 5.241% (3 Month USD LIBOR + 500 bps),
	7/16/31 (144A)	994,251
	TOTAL ASSET BACKED SECURITIES
	(Cost $91,265,474)	$ 90,524,368
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 18.3% of Net Assets
600,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class M1, 4.50% , 11/25/48 (144A)	$ 595,217
13,577(d)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.176% , 6/25/30	13,878
432,545(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.537%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	434,684
1,255,159(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
	2.037% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	1,251,002
500,671(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
	1.937% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	500,799
1,000,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2,
	2.887% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	989,023
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1,
	2.687% (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,981,240
1,162,561(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C,
	4.187% (1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	1,168,346

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 29

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
450,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B,
	3.037% (1 Month USD LIBOR + 285 bps),
	10/25/30 (144A)	$ 451,936
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2,
	5.037% (1 Month USD LIBOR + 485 bps),
	10/25/30 (144A)	646,738
357,568(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B,
	3.787% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	358,002
650,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2,
	1.049% (SOFR30A + 100 bps), 9/25/31 (144A)	640,340
313,146(d)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class A3, 2.406% , 5/25/60 (144A)	312,208
900,000(d)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class B1, 5.086% , 5/25/60 (144A)	903,727
2,556,175(d)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.00% , 10/25/68 (144A)	2,524,518
500,000(d)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735% , 6/25/36 (144A)	487,155
500,000(d)	CFMT LLC, Series 2020-HB4, Class M4, 4.948% ,
	12/26/30 (144A)	492,889
700,000(d)	CFMT LLC, Series 2021-HB5, Class M3, 2.91% ,
	2/25/31 (144A)	685,466
1,000,000(d)	CFMT LLC, Series 2021-HB7, Class M2, 2.679% ,
	10/27/31 (144A)	981,956
600,000(d)	CFMT LLC, Series 2021-HB7, Class M3, 3.849% ,
	10/27/31 (144A)	589,960
1,455,278(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M3, 1.599% (SOFR30A + 155 bps), 2/25/50 (144A)	1,447,984
962,261(d)	CHNGE Mortgage Trust, Series 2022-1, Class A1,
	3.007% , 1/25/67 (144A)	956,048
4,471	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust Series, Series 2005-4, Class 2A1,
	5.00% , 7/25/20	4,478
5,311	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
	Class A1, 7.00% , 9/25/33	5,307
2,141,455(d)	COLT Mortgage Loan Trust, Series 2021-3, Class A2,
	1.162% , 9/27/66 (144A)	2,069,391
1,650,808(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.337% (1 Month USD LIBOR + 215 bps),
	11/25/39 (144A)	1,633,412
1,530,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.837% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	1,575,661
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.837% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	2,233,186

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
330,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01,
	Class 1M2, 1.949% (SOFR30A+ 190 bps),
	12/25/41 (144A)	$ 322,862
109,469	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2002-10, Class 2A1, 7.50% , 5/25/32	113,615
1,064,770(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.987%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,058,187
2,518(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.687%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	2,518
941,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.787%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	944,052
480,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 3.499%
	(SOFR30A + 345 bps), 4/25/34 (144A)	466,302
1,620,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 4.299%
	(SOFR30A + 425 bps), 4/25/34 (144A)	1,581,336
1,000,000(d)	Ellington Financial Mortgage Trust, Series 2020-1,
	Class A3, 3.999% , 5/25/65 (144A)	1,009,957
1,332,525(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2017-C05, Class 1M2B, 2.387% (1 Month USD
	LIBOR + 220 bps), 1/25/30	1,340,277
35,517(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2017-C07, Class 1M2A, 2.587% (1 Month USD
	LIBOR + 240 bps), 5/25/30	35,517
215,961(d)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.32% , 7/25/43	223,987
13,876(a)	Fannie Mae REMICS, Series 1994-40, Class FC, 0.687%
	(1 Month USD LIBOR + 50 bps), 3/25/24	13,973
24,534(a)	Fannie Mae REMICS, Series 2001-72, Class FB, 1.087%
	(1 Month USD LIBOR + 90 bps), 12/25/31	25,028
13,555(a)	Fannie Mae REMICS, Series 2001-81, Class FL, 0.787%
	(1 Month USD LIBOR + 65 bps), 1/18/32	13,678
17,760(a)	Fannie Mae REMICS, Series 2002-93, Class FH, 0.687%
	(1 Month USD LIBOR + 50 bps), 1/25/33	17,935
22,070(a)	Fannie Mae REMICS, Series 2003-42, Class JF, 0.687%
	(1 Month USD LIBOR + 50 bps), 5/25/33	22,175
36,269(a)	Fannie Mae REMICS, Series 2003-8, Class FJ, 0.537%
	(1 Month USD LIBOR + 35 bps), 2/25/33	36,305
30,688(a)	Fannie Mae REMICS, Series 2004-52, Class FW, 0.587%
	(1 Month USD LIBOR + 40 bps), 7/25/34	30,895
39,732(a)	Fannie Mae REMICS, Series 2005-83, Class KT, 0.487%
	(1 Month USD LIBOR + 30 bps), 10/25/35	39,879
41,687(a)	Fannie Mae REMICS, Series 2005-83, Class LF, 0.497%
	(1 Month USD LIBOR + 31 bps), 2/25/35	41,820
30,279(a)	Fannie Mae REMICS, Series 2006-33, Class FH, 0.537%
	(1 Month USD LIBOR + 35 bps), 5/25/36	30,473

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 31

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
42,777(a)	Fannie Mae REMICS, Series 2006-42, Class CF, 0.637%
	(1 Month USD LIBOR + 45 bps), 6/25/36	$ 43,201
9,568(a)	Fannie Mae REMICS, Series 2006-82, Class F, 0.757%
	(1 Month USD LIBOR + 57 bps), 9/25/36	9,741
22,793(a)	Fannie Mae REMICS, Series 2007-2, Class FT, 0.437%
	(1 Month USD LIBOR + 25 bps), 2/25/37	22,847
44,015(a)	Fannie Mae REMICS, Series 2007-7, Class FJ, 0.387%
	(1 Month USD LIBOR + 20 bps), 2/25/37	44,055
17,228(a)	Fannie Mae REMICS, Series 2007-13, Class FA, 0.437%
	(1 Month USD LIBOR + 25 bps), 3/25/37	17,262
24,587(a)	Fannie Mae REMICS, Series 2007-41, Class FA, 0.587%
	(1 Month USD LIBOR + 40 bps), 5/25/37	24,806
52,641(a)	Fannie Mae REMICS, Series 2007-50, Class FN, 0.427%
	(1 Month USD LIBOR + 24 bps), 6/25/37	52,727
16,027(a)	Fannie Mae REMICS, Series 2007-92, Class OF, 0.757%
	(1 Month USD LIBOR + 57 bps), 9/25/37	16,267
11,890(a)	Fannie Mae REMICS, Series 2007-110, Class FA, 0.807%
	(1 Month USD LIBOR + 62 bps), 12/25/37	12,009
36,536(a)	Fannie Mae REMICS, Series 2008-88, Class FA, 1.407%
	(1 Month USD LIBOR + 122 bps), 10/25/38	37,831
2,569(a)	Fannie Mae REMICS, Series 2011-19, Class FM, 0.737%
	(1 Month USD LIBOR + 55 bps), 5/25/40	2,570
224,879(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 0.407%
	(1 Month USD LIBOR + 22 bps), 3/25/45	224,122
61,409(d)	Fannie Mae Trust, Series 2005-W3, Class 3A,
	3.187% , 4/25/45	65,331
60,437(d)	Fannie Mae Trust, Series 2005-W4, Class 3A,
	2.388% , 6/25/45	61,805
149,786(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1,
	0.447% (1 Month USD LIBOR + 26 bps), 11/25/46	148,664
16,295(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3868, Class FA, 0.591% (1 Month USD LIBOR +
	40 bps), 5/15/41	16,476
37,511(a)	Freddie Mac REMICS, Series 2439, Class F, 1.191%
	(1 Month USD LIBOR + 100 bps), 3/15/32	38,371
61,533(a)	Freddie Mac REMICS, Series 2470, Class AF, 1.191%
	(1 Month USD LIBOR + 100 bps), 3/15/32	63,036
32,422(a)	Freddie Mac REMICS, Series 2916, Class NF, 0.441%
	(1 Month USD LIBOR + 25 bps), 1/15/35	32,463
15,584(a)	Freddie Mac REMICS, Series 3042, Class PF, 0.441%
	(1 Month USD LIBOR + 25 bps), 8/15/35	15,605
8,994(a)	Freddie Mac REMICS, Series 3102, Class FG, 0.491%
	(1 Month USD LIBOR + 30 bps), 1/15/36	9,029

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
45,870(a)	Freddie Mac REMICS, Series 3117, Class FE, 0.491%
	(1 Month USD LIBOR + 30 bps), 2/15/36	$ 46,047
22,730(a)	Freddie Mac REMICS, Series 3173, Class FC, 0.611%
	(1 Month USD LIBOR + 42 bps), 6/15/36	22,939
48,357(a)	Freddie Mac REMICS, Series 3181, Class HF, 0.691%
	(1 Month USD LIBOR + 50 bps), 7/15/36	49,138
41,710(a)	Freddie Mac REMICS, Series 3239, Class EF, 0.541%
	(1 Month USD LIBOR + 35 bps), 11/15/36	41,990
19,312(a)	Freddie Mac REMICS, Series 3239, Class FB, 0.541%
	(1 Month USD LIBOR + 35 bps), 11/15/36	19,440
67,846(a)	Freddie Mac REMICS, Series 3373, Class FB, 0.771%
	(1 Month USD LIBOR + 58 bps), 10/15/37	69,059
58,116(a)	Freddie Mac REMICS, Series 3610, Class FA, 0.891%
	(1 Month USD LIBOR + 70 bps), 12/15/39	58,315
6,066(a)	Freddie Mac REMICS, Series 3784, Class F, 0.591%
	(1 Month USD LIBOR + 40 bps), 7/15/23	6,060
11,377(a)	Freddie Mac REMICS, Series 3914, Class LF, 0.391%
	(1 Month USD LIBOR + 20 bps), 8/15/26	11,344
21,160(a)	Freddie Mac REMICS, Series 3970, Class GF, 0.491%
	(1 Month USD LIBOR + 30 bps), 9/15/26	21,156
568,126(a)	Freddie Mac STACR Remic Trust, Series 2020-HQA2,
	Class M2, 3.287% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	572,119
1,300,000(a)	Freddie Mac STACR Remic Trust, Series 2021-HQA3,
	Class M2, 2.149% (SOFR30A + 210 bps), 9/25/41 (144A)	1,251,054
1,835,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1,
	Class M2, 2.549% (SOFR30A + 250 bps), 1/25/42 (144A)	1,715,886
1,032,328(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class M2,
	1.587% (1 Month USD LIBOR + 140 bps), 2/25/49 (144A)	1,025,902
24,152(a)	Freddie Mac Strips, Series 237, Class F14, 0.591%
	(1 Month USD LIBOR + 40 bps), 5/15/36	24,326
56,448(a)	Freddie Mac Strips, Series 239, Class F30, 0.491%
	(1 Month USD LIBOR + 30 bps), 8/15/36	56,633
21,715(a)	Freddie Mac Strips, Series 244, Class F22, 0.541%
	(1 Month USD LIBOR + 35 bps), 12/15/36	21,933
367,659(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 1.437% (1 Month USD
	LIBOR + 125 bps), 12/25/42	363,945
475,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-DNA2, Class M1B, 2.449% (SOFR30A +
	240 bps), 2/25/42 (144A)	472,624
510,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-DNA2, Class M2, 3.799% (SOFR30A +
	375 bps), 2/25/42 (144A)	509,032
2,740,000(d)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48% , 6/25/49 (144A)	2,739,862

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 33

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,143,915(d)	FWD Securitization Trust, Series 2020-INV1, Class A2,
	2.34% , 1/25/50 (144A)	$ 1,129,399
64,859(a)	Government National Mortgage Association,
	Series 2005-3, Class FC, 0.376% (1 Month USD LIBOR +
	25 bps), 1/16/35	64,936
62,193(a)	Government National Mortgage Association,
	Series 2005-16, Class FA, 0.412% (1 Month USD
	LIBOR + 25 bps), 2/20/35	62,265
13,094	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.00% , 4/20/41	13,228
455,186(a)	Home Re Ltd., Series 2019-1, Class M1, 1.837%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	454,952
245,353(a)	Home Re Ltd., Series 2020-1, Class M1B, 3.437%
	(1 Month USD LIBOR + 325 bps), 10/25/30 (144A)	245,574
460,000(a)	Home Re Ltd., Series 2020-1, Class M1C, 4.337%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	462,145
670,000(a)	Home Re Ltd., Series 2021-1, Class M2, 3.037%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	649,266
980,000(a)	Home Re Ltd., Series 2021-2, Class M1C, 2.849%
	(SOFR30A + 280 bps), 1/25/34 (144A)	931,700
400,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489% , 9/25/56 (144A)	364,656
500,000	IMS Ecuadorian Mortgage Trust, Series 2021-1,
	Class GA, 3.40% , 8/18/43 (144A)	510,000
19,087(d)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
	Class 6A1, 2.915% , 10/25/34	18,790
24,028(a)	Interstar Millennium Series Trust, Series 2003-3G,
	Class A2, 0.718% (3 Month USD LIBOR + 50 bps), 9/27/35	23,096
27,994(d)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.50% , 11/25/48 (144A)	27,979
223,918(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.687% (1 Month USD LIBOR + 50 bps),
	5/25/33 (144A)	222,871
261,783(a)	La Hipotecaria Panamanian Mortgage Trust,
	Series 2007-1GA, Class A, 4.50% (Panamanian
	Mortgage Reference Rate + -125 bps), 12/23/36 (144A)	267,019
507,183(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.731% (1 Month USD LIBOR + 250 bps),
	4/1/24 (144A)	510,756
500,000(a)	Mello Warehouse Securitization Trust, Series 2020-1,
	Class G, 5.687% (1 Month USD LIBOR + 550 bps),
	10/25/53 (144A)	499,447
500,000(a)	Mello Warehouse Securitization Trust, Series 2021-2,
	Class F, 4.937% (1 Month USD LIBOR + 475 bps),
	4/25/55 (144A)	495,929

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,667(d)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-G, Class A3, 1.744% , 1/25/29	$ 1,688
90,225(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-H, Class A1, 0.827% (1 Month USD
	LIBOR + 64 bps), 1/25/29	86,526
267,673(d)	New Residential Mortgage Loan Trust, Series
	2019-NQM4, Class A1, 2.492% , 9/25/59 (144A)	267,979
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.687%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	1,327,838
500,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.137%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	497,647
297,377(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.787%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	297,601
460,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.437%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	459,450
450,000(d)	Oceanview Mortgage Loan Trust, Series 2020-1,
	Class A3, 3.285% , 5/28/50 (144A)	443,859
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	2.837% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	2,251,761
600,000(a)	Provident Funding Mortgage Warehouse
	Securitization Trust, Series 2021-1, Class G, 5.687%
	(1 Month USD LIBOR + 550 bps), 2/25/55 (144A)	600,000
89,495(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.587%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	89,516
1,136,581(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.137%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,138,082
1,885,479(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.937%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	1,883,353
1,000,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1B, 1.749%
	(SOFR30A + 170 bps), 12/27/33 (144A)	990,061
630,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 3.199%
	(SOFR30A + 315 bps), 12/27/33 (144A)	600,707
2,230,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 3.749%
	(SOFR30A + 370 bps), 11/25/31 (144A)	2,195,799
290,895(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.576%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	260,329
1,000,000(d)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3,
	3.69% , 11/25/31 (144A)	953,400
1,070,832(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75% , 10/25/63 (144A)	1,065,186
1,437,939(d)	Silver Hill Trust, Series 2019-SBC1, Class A1, 3.102% ,
	11/25/49 (144A)	1,435,567
239,903(d)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1,
	Class A1, 2.521% , 1/28/50 (144A)	239,705
717,548(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.837%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	717,548

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 35

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,185,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.587%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	$ 2,206,211
95,470(a)	Traingle Re, Ltd., Series 2020-1, Class M1B, 4.087%
	(1 Month USD LIBOR + 390 bps), 10/25/30 (144A)	95,454
440,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.687%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	439,844
620,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.587%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	618,900
780,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.087%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	777,234
1,150,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 2.949%
	(SOFR30A + 290 bps), 2/25/34 (144A)	1,114,816
1,500,000(d)	Verus Securitization Trust, Series 2019-INV3, Class M1,
	3.279% , 11/25/59 (144A)	1,476,266
1,180,834(d)	Verus Securitization Trust, Series 2021-4, Class A2,
	1.247% , 7/25/66 (144A)	1,133,511
2,000,000(d)	Visio Trust, Series 2019-2, Class M1, 3.26% ,
	11/25/54 (144A)	2,007,069
310,466(d)	Vista Point Securitization Trust, Series 2020-2,
	Class A3, 2.496% , 4/25/65 (144A)	306,829
285,000	ZH Trust, Series 2021-2, Class B, 3.506%,
	10/17/27 (144A)	277,290
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $79,166,314)	$ 78,573,378
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.5% of Net Assets
500,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 3.448%
	(SOFR30A+ 340 bps), 1/17/25 (144A)	$ 500,000
1,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	2.441% (1 Month USD LIBOR + 225 bps), 9/15/32 (144A)	1,432,308
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 1.791% (1 Month USD
	LIBOR + 160 bps), 4/15/36 (144A)	1,332,539
582,415(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000% , 7/25/37 (144A)	0
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.241%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	119,096
1,050,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.962%
	(1 Month USD LIBOR + 177 bps), 8/15/36 (144A)	1,026,329
478,449(a)	BTH Mortgage-Backed Securities Trust, Series 2018-3,
	Class A, 2.60 (1 Month USD LIBOR + 250 bps), 7/8/21	477,567
41,687(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class E, 1.891% (1 Month USD LIBOR + 170 bps),
	11/15/35 (144A)	41,558

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,800,000(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class D, 1.588% (1 Month USD LIBOR + 140 bps),
	10/15/38 (144A)	$ 1,757,097
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 1.578% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	984,957
129,402(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 2.045% (1 Month USD LIBOR + 185 bps),
	11/15/31 (144A)	127,184
992,754(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.541% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	955,268
1,175,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.912%
	(1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	1,148,519
2,000,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.633% , 2/10/37 (144A)	1,874,962
3,670	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877% , 4/15/37	3,658
1,800,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
	Class D, 3.963% , 12/10/36 (144A)	1,779,180
830,181(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B,
	2.057% (1 Month USD LIBOR + 195 bps),
	3/25/25 (144A)	826,522
1,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.941% (1 Month USD LIBOR + 175 bps),
	10/15/36 (144A)	949,856
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.141% (1 Month USD LIBOR + 195 bps),
	8/15/32 (144A)	581,941
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.291% (1 Month USD LIBOR + 110 bps),
	12/15/36 (144A)	1,984,740
1,250,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.691% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	1,221,740
150,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 3.741% (1 Month USD LIBOR + 355 bps),
	10/15/36 (144A)	146,955
1,700,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class C, 1.90% (1 Month USD LIBOR + 170 bps),
	10/15/31 (144A)	1,635,950
789,969(a)	HPLY Trust, Series 2019-HIT, Class C, 1.791% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	776,106
250,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.791% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	239,997
900,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.351% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	874,963

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 37

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
242,657(d)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574% , 11/12/49	$ 181,992
808,916(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class C, 1.691% (1 Month USD LIBOR + 150 bps),
	8/15/33 (144A)	801,432
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class B, 2.291% (1 Month USD LIBOR + 210 bps),
	5/15/36 (144A)	338,824
1,500,000(a)	Mortgage Trust, Series 2019-1, Class A, 4.40% (1 Month
	USD LIBOR + 225 bps), 11/6/21 (144A)	1,500,269
1,125,000(a)	Natixis Commercial Mortgage Securities Trust,
	Series 2019-MILE, Class B, 1.991% (1 Month USD
	LIBOR + 180 bps), 7/15/36 (144A)	1,116,419
875,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7,
	Class D, 3.137% (1 Month USD LIBOR + 295 bps),
	11/25/36 (144A)	864,822
725,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class E, 4.298% (SOFR30A + 425 bps), 1/25/37 (144A)	725,000
53,670(d)	Sutherland Commercial Mortgage Loans,
	Series 2017-SBC6, Class A, 3.192% , 5/25/37 (144A)	53,471
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.762% (1 Month USD LIBOR + 165 bps),
	11/11/34 (144A)	399,963
1,162,000(d)	UBS-Barclays Commercial Mortgage Trust,
	Series 2012-C3, Class C, 5.047% , 8/10/49 (144A)	1,172,541
948,460(d)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class AFX, 2.61% , 2/25/50 (144A)	954,851
1,400,000(a)	Wells Fargo Commercial Mortgage Trust,
	Series 2017-SMP, Class C, 1.516% (1 Month USD
	LIBOR + 133 bps), 12/15/34 (144A)	1,376,489
500,000(d)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803% , 11/15/47 (144A)	458,194
2,000,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	1,997,308
1,300,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,298,659
500,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	499,910
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $37,643,351)	$ 36,539,136
	CORPORATE BONDS — 32.2% of Net Assets
	Aerospace & Defense — 0.4%
450,000	Boeing Co., 1.95%, 2/1/24	$ 448,466
1,125,000	Boeing Co., 2.196%, 2/4/26	1,094,215
	Total Aerospace & Defense	$ 1,542,681

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Airlines — 0.7%
1,505,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%,
	10/20/25 (144A)	$ 1,545,851
1,408,320	United Airlines 2020-1 Class B Pass Through Trust
	Series 20-1, 4.875%, 1/15/26	1,438,045
	Total Airlines	$ 2,983,896
	Auto Manufacturers — 1.6%
1,750,000	Daimler Trucks Finance North America LLC, 2.00%,
	12/14/26 (144A)	$ 1,689,790
1,200,000	Ford Motor Credit Co. LLC, 3.087%, 1/9/23	1,207,560
450,000	General Motors Co., 5.40%, 10/2/23	473,003
2,200,000	General Motors Financial Co., Inc., 1.20%, 10/15/24	2,142,916
500,000	Nissan Motor Co., Ltd., 3.043%, 9/15/23 (144A)	504,934
680,000	Volkswagen Group of America Finance LLC, 1.25%,
	11/24/25 (144A)	648,549
	Total Auto Manufacturers	$ 6,666,752
	Banks — 16.1%
2,145,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	$ 2,131,615
1,000,000	Banco Santander S.A., 1.849%, 3/25/26	959,713
700,000(d)	Bank of America Corp., 0.81% (SOFR + 74 bps), 10/24/24	683,569
5,695,000	Bank of America Corp., 4.20%, 8/26/24	5,933,804
1,645,000(d)	Bank of America Corp., 0.981% (SOFR + 91 bps), 9/25/25	1,582,684
1,550,000	Bank of Nova Scotia, 1.30%, 9/15/26	1,481,350
1,585,000(d)	BNP Paribas S.A., 2.591% (SOFR + 123 bps),
	1/20/28 (144A)	1,543,939
1,990,000(d)	BNP Paribas SA, 2.819% (3 Month USD LIBOR +
	111 bps), 11/19/25 (144A)	1,992,027
1,100,000(d)	BPCE SA, 2.045% (SOFR + 109 bps), 10/19/27 (144A)	1,055,747
1,215,000	BPCE SA, 4.50%, 3/15/25 (144A)	1,262,273
2,300,000(d)	Citigroup, Inc., 1.281% (SOFR + 53 bps), 11/3/25	2,228,910
2,230,000(d)	Citigroup, Inc., 3.352% (3 Month USD LIBOR +
	90 bps), 4/24/25	2,276,095
650,000(d)(f)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	636,220
2,594,000	Federation des Caisses Desjardins du Quebec,
	2.05%, 2/10/25 (144A)	2,560,307
3,000,000(d)	Goldman Sachs Group, Inc., 1.948% (SOFR +
	91 bps), 10/21/27	2,876,714
1,900,000	Goldman Sachs Group, Inc., 3.75%, 2/25/26	1,978,239
1,450,000	HSBC Holdings Plc, 4.375%, 11/23/26	1,525,205
610,000(d)	ING Groep NV, 1.726% (SOFR + 100 bps), 4/1/27	583,356
2,885,000(d)	JPMorgan Chase & Co., 2.301% (SOFR +
	116 bps), 10/15/25	2,872,797
1,700,000(d)	JPMorgan Chase & Co., 3.797% (3 Month USD LIBOR +
	89 bps), 7/23/24	1,741,420

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 39

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,510,000(d)(f)	JPMorgan Chase & Co. Series HH, 4.60% (SOFR +
	313 bps)	$ 1,482,820
1,580,000(d)	Macquarie Group, Ltd., 1.201% (SOFR + 69 bps),
	10/14/25 (144A)	1,528,880
2,490,000(d)	Mitsubishi UFJ Financial Group, Inc., 2.341% (1 Year
	CMT Index + 83 bps), 1/19/28	2,431,943
1,133,000	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	1,161,240
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	1,000,301
2,305,000	Morgan Stanley, 3.70%, 10/23/24	2,384,256
2,040,000	Morgan Stanley, 4.00%, 7/23/25	2,138,248
1,170,000	Royal Bank of Canada, 1.15%, 6/10/25	1,126,529
1,610,000(d)	Santander Holdings USA, Inc., 2.49% (SOFR +
	125 bps), 1/6/28	1,561,894
605,000(d)	Societe Generale S.A., 2.797% (1 Year CMT Index +
	130 bps), 1/19/28 (144A)	588,986
2,000,000(d)	Standard Chartered Plc, 1.822% (1 Year CMT Index +
	95 bps), 11/23/25 (144A)	1,946,749
1,945,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/8/25	1,876,300
4,320,000	UBS AG, 7.625%, 8/17/22	4,423,042
960,000(d)	UBS Group AG, 1.494% (1 Year CMT Index + 85 bps),
	8/10/27 (144A)	906,178
1,170,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps),
	9/22/26 (144A)	1,118,764
1,450,000(d)	Wells Fargo & Co., 2.406% (SOFR + 109 bps), 10/30/25	1,445,567
3,895,000	Wells Fargo & Co., 3.55%, 9/29/25	4,032,110
	Total Banks	$ 69,059,791
	Commercial Services — 0.4%
1,500,000	Ashtead Capital, Inc., 1.50%, 8/12/26 (144A)	$ 1,427,388
400,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	393,528
	Total Commercial Services	$ 1,820,916
	Computers — 0.3%
1,550,000	CGI, Inc., 1.45%, 9/14/26 (144A)	$ 1,477,380
	Total Computers	$ 1,477,380
	Diversified Financial Services — 2.6%
700,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 1.65%, 10/29/24	$ 679,906
700,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 2.45%, 10/29/26	674,774
1,600,000	Air Lease Corp., 2.20%, 1/15/27	1,535,501
2,085,000	Ameriprise Financial, Inc., 3.00%, 4/2/25	2,124,778
688,000(d)(f)	Charles Schwab Corp. Series G, 5.375% (5 Year CMT
	Index + 497 bps)	724,292

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
850,000(d)(f)	Charles Schwab Corp. Series I, 4.00% (5 Year CMT
	Index + 317 bps)	$ 822,503
1,000,000	Nomura Holdings, Inc., 1.653%, 7/14/26	949,500
1,054,000	Nomura Holdings, Inc., 1.851%, 7/16/25	1,026,250
2,430,000	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	2,541,574
	Total Diversified Financial Services	$ 11,079,078
	Electric — 2.2%
1,000,000	AES Corp., 1.375%, 1/15/26	$ 950,992
715,000	Enel Finance International NV, 1.375%, 7/12/26 (144A)	675,951
1,390,000	Enel Finance International NV, 2.65%, 9/10/24 (144A)	1,397,571
895,000	Entergy Louisiana LLC, 0.95%, 10/1/24	869,355
1,175,000	NextEra Energy Capital Holdings, Inc., 1.875%, 1/15/27	1,137,574
1,135,000	NRG Energy, Inc., 2.00%, 12/2/25 (144A)	1,099,675
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	947,386
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,300,873
	Total Electric	$ 9,379,377
	Electronics — 0.2%
1,000,000	Flex, Ltd., 3.75%, 2/1/26	$ 1,033,254
	Total Electronics	$ 1,033,254
	Healthcare-Products — 0.4%
1,750,000	Olympus Corp., 2.143%, 12/8/26 (144A)	$ 1,717,594
	Total Healthcare-Products	$ 1,717,594
	Insurance — 1.4%
1(f)	Ambac Assurance Corp., 5.10% (144A)	$ 1
1,725,000	Athene Global Funding, 1.00%, 4/16/24 (144A)	1,680,650
1,445,000	Athene Global Funding, 2.75%, 6/25/24 (144A)	1,456,644
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,190,389
480,000	CNO Global Funding, 1.65%, 1/6/25 (144A)	469,444
	Total Insurance	$ 5,797,128
	Lodging — 0.3%
1,100,000	Hyatt Hotels Corp., 1.30%, 10/1/23	$ 1,083,070
	Total Lodging	$ 1,083,070
	Office & Business Equipment — 0.4%
1,750,000	CDW LLC/CDW Finance Corp., 2.67%, 12/1/26	$ 1,711,063
	Total Office & Business Equipment	$ 1,711,063
	Pharmaceuticals — 0.2%
1,055,000	AbbVie, Inc., 2.60%, 11/21/24	$ 1,065,779
	Total Pharmaceuticals	$ 1,065,779

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 41

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pipelines — 1.9%
1,105,000	Enbridge, Inc., 2.50%, 1/15/25	$ 1,107,228
1,740,000	Energy Transfer LP, 2.90%, 5/15/25	1,749,050
1,145,000	Midwest Connector Capital Co. LLC, 3.90%, 4/1/24 (144A)	1,169,829
1,500,000	MPLX LP, 4.875%, 12/1/24	1,590,650
1,000,000	Phillips 66 Partners LP, 2.45%, 12/15/24	1,000,974
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,479,647
	Total Pipelines	$ 8,097,378
	REITs — 0.4%
1,737,000	Highwoods Realty LP, 3.625%, 1/15/23	$ 1,760,278
	Total REITs	$ 1,760,278
	Retail — 0.4%
1,952,000	7-Eleven, Inc., 0.80%, 2/10/24 (144A)	$ 1,906,344
	Total Retail	$ 1,906,344
	Savings & Loans — 0.4%
1,600,000	Nationwide Building Society, 1.50%, 10/13/26 (144A)	$ 1,524,245
	Total Savings & Loans	$ 1,524,245
	Semiconductors — 0.8%
2,160,000	Microchip Technology, Inc., 0.983%, 9/1/24 (144A)	$ 2,080,040
1,500,000	Skyworks Solutions, Inc., 1.80%, 6/1/26	1,433,335
	Total Semiconductors	$ 3,513,375
	Telecommunications — 0.4%
618,000	Juniper Networks, Inc., 1.20%, 12/10/25	$ 591,454
1,030,000	T-Mobile USA, Inc., 3.50%, 4/15/25	1,059,605
	Total Telecommunications	$ 1,651,059
	Trucking & Leasing — 0.7%
712,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	1.70%, 6/15/26 (144A)	$ 685,411
2,294,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.00%, 7/15/25 (144A)	2,389,379
	Total Trucking & Leasing	$ 3,074,790
	TOTAL CORPORATE BONDS
	(Cost $141,211,569)	$137,945,228
	INSURANCE-LINKED SECURITIES — 3.0% of
	Net Assets#
	Event Linked Bonds — 2.1%
	Earthquakes – California — 0.1%
250,000(a)	Ursa Re, 6.098%, (3 Month U.S. Treasury Bill + 575 bps),
	12/10/22 (144A)	$ 251,700
250,000(a)	Ursa Re II, 4.092%, (3 Month U.S. Treasury Bill + 375 bps),
	12/7/23 (144A)	250,250
		$ 501,950

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
3.621%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 252,700
Earthquakes – U.S. & Canada — 0.0%†
250,000(a)	Acorn Re, 2.842%, (3 Month U.S. Treasury Bill + 250 bps),
	11/7/24 (144A)	$ 248,650
Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, Ltd., 11.598%, (3 Month U.S. Treasury
	Bill + 1,125 bps), 2/25/25 (144A)	$ 249,750
Health – U.S. — 0.0%†
250,000(a)	Vitality Re X, 2.092%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 245,675
Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, 5.772%, (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 254,375
Multiperil – Japan — 0.1%
250,000(a)	Akibare Re, 2.134%, (3 Month USD LIBOR + 193 bps),
	4/7/22 (144A)	$ 249,474
Multiperil – Texas — 0.1%
500,000(a)	Alamo Re, 5.349%, (1 Month U.S. Treasury Bill +
	504 bps), 6/8/22 (144A)	$ 502,150
Multiperil – U.S. — 0.5%
25,000(a)	Caelus Re V, 0.442%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 18,750
250,000(a)	Caelus Re V, 0.842%, (3 Month U.S. Treasury Bill +
	50 bps), 6/9/25 (144A)	200,000
250,000(a)	Easton Re Pte, 4.348%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	250,575
250,000(a)	Four Lakes Re, 7.348%, (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	251,600
300,000(a)	Kilimanjaro II Re, 7.975%, (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	299,940
250,000(a)	Kilimanjaro Re, 4.949%, (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	250,925
250,000(a)	Residential Reinsurance 2020, 6.858%, (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	254,300
250,000(a)	Residential Reinsurance 2021, 5.809%, (3 Month U.S.
	Treasury Bill + 550 bps), 12/6/25 (144A)	249,150
250,000(a)	Sanders Re II, 3.598%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	250,025
$ 2,025,265

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 43

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, Ltd., 7.617%, (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 259,800
250,000(a)	Hypatia, Ltd., 10.717%, (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	262,150
250,000(a)	Mona Lisa Re, 8.348%, (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	251,575
250,000(a)	Mystic Re IV, 6.158%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	249,375
$ 1,022,900
Multiperil – U.S. Regional — 0.2%
750,000(a)	Long Point Re III 2018, 3.059%, (3 Month U.S. Treasury
	Bill + 275 bps), 6/1/22 (144A)	$ 750,750
250,000(a)	Matterhorn Re, 5.342%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	239,075
$ 989,825
Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 6.098%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 254,400
Pandemic – U.S — 0.1%
250,000(a)	Vitality Re XI, 1.842%, (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 244,375
250,000(a)	Vitality Re XI, 2.142%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	245,250
$ 489,625
Windstorm – Florida — 0.1%
250,000(a)	Integrity Re, 4.803%, (3 Month USD LIBOR + 438 bps),
	6/10/22 (144A)	$ 249,750
Windstorm – Jamaica — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	4.50%, (SOFR + 445 bps), 12/29/23 (144A)	$ 249,100
Windstorm – North Carolina — 0.1%
500,000(a)	Cape Lookout Re, 6.572%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	$ 503,350
Windstorm – U.S — 0.1%
250,000(a)	Bonanza Re, 5.098%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 251,300
Windstorm – U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 4.793%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	$ 249,775
250,000(a)	Matterhorn Re, 6.043%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	248,900
$ 498,675
	Total Event Linked Bonds	$ 9,038,914

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.3%
	Earthquakes – California — 0.1%
250,000(g)+	Adare Re 2021, 9/30/27	$ 255,549
251,500(g)+	Adare Re 2022, 12/31/27	253,478
		$ 509,027
	Earthquakes – U.S. — 0.1%
250,000(g)+	Vermillion Re 2022, 12/31/27	$ 240,693
	Multiperil – Massachusetts — 0.1%
250,000(g)(h)+	Denning Re 2021, 7/31/25	$ 250,417
	Multiperil – Worldwide — 0.0%†
250,000(g)(h)+	Cypress Re 2017, 1/31/23	$ 25
250,000(g)(h)+	Limestone Re 2020-1, 3/1/24 (144A)	17,726
250,000(g)(h)+	Resilience Re, 5/1/22	—
		$ 17,751
	Windstorm – Florida — 0.0%†
250,000(g)(h)+	Portrush Re 2017, 6/15/22	$ 159,525
	Windstorm – U.S. Regional — 0.0%†
250,000(g)(h)+	Oakmont Re 2017, 4/30/23	$ 7,350
	Total Collateralized Reinsurance	$ 1,184,763
	Reinsurance Sidecars — 0.6%
	Multiperil – U.S. — 0.0%†
250,000(h)(i)+	Harambee Re 2018, 12/31/22	$ 200
250,000(h)(i)+	Harambee Re 2019, 12/31/22	150
250,000(h)(i)+	Harambee Re 2020, 12/31/23	8,525
		$ 8,875
	Multiperil – Worldwide — 0.6%
3,037(i)+	Alturas Re 2019-2, 3/10/23	$ 4,276
29,558(i)+	Alturas Re 2020-2, 3/10/23	24,705
216,442(h)(i)+	Alturas Re 2021-2, 12/31/24	—
205,131(i)+	Alturas Re 2022-2, 12/31/27	206,505
300,000(g)(h)+	Bantry Re 2016, 3/31/23	24,180
250,000(g)(h)+	Bantry Re 2017, 3/31/23	14,610
601,682(g)(h)+	Berwick Re 2018-1, 12/31/22	46,510
429,864(g)(h)+	Berwick Re 2019-1, 12/31/22	51,369
12,500(g)(h)+	Eden Re II, 3/22/22 (144A)	3,739
22,275(g)(h)+	Eden Re II, 3/22/22 (144A)	7,043
2,500(g)(h)+	Eden Re II, 3/22/23 (144A)	4,919
264,623(g)(h)+	Gullane Re 2018, 12/31/22	16,381
220,500(g)+	Gullane Re 2022, 12/31/27	225,007
250,000(i)+	Lion Rock Re 2020, 1/31/23	—
250,000(h)(i)+	Lorenz Re 2018, 7/1/22	—
128,615(h)(i)+	Lorenz Re 2019, 6/30/22	4,219

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 45

Schedule of Investments | 2/28/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
500,000(g)(h)+	Merion Re 2021-2, 12/31/24	$ 472,500
500,000(g)(h)+	Pangaea Re 2016-2, 11/30/22	892
500,000(g)(h)+	Pangaea Re 2018-1, 12/31/22	10,527
250,000(g)(h)+	Pangaea Re 2018-3, 7/1/22	5,186
409,624(g)(h)+	Pangaea Re 2019-1, 2/1/23	8,535
183,828(g)(h)+	Pangaea Re 2019-3, 7/1/23	6,612
405,323(g)+	Pangaea Re 2020-1, 2/1/24	8,602
350,000(g)(h)+	Pangaea Re 2021-1, 12/31/24	10,098
330,907(g)+	Pangaea Re 2022-1, 12/31/27	330,907
150,000(g)(h)+	Sector Re V, 12/1/23 (144A)	18,247
10,000(g)(h)+	Sector Re V, 12/1/24 (144A)	29,102
250,000(g)+	Sector Re V, 0.342%, (3 Month U.S. Treasury Bill +
	0 bps), 12/1/26 (144A)	255,392
257,836(g)+	Sussex Re 2020-1, 12/31/22	5,518
250,000(h)(i)+	Thopas Re 2019, 12/31/22	—
500,000(i)+	Thopas Re 2020, 12/31/23	—
250,000(h)(i)+	Thopas Re 2021, 12/31/24	—
250,000(i)+	Thopas Re 2022, 12/31/27	251,575
250,000(g)+	Versutus Re 2018, 12/31/22	300
220,637(g)+	Versutus Re 2019-A, 12/31/22	132
29,363(g)+	Versutus Re 2019-B, 12/31/22	—
500,000(h)(i)+	Viribus Re 2020, 12/31/23	22,000
449,040(h)(i)+	Viribus Re 2021, 12/31/24	454,518
		$ 2,524,106
	Total Reinsurance Sidecars	$ 2,532,981
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $13,048,660)	$ 12,756,658

Principal
Amount
USD ($)
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 11.6% of Net Assets
10,783(a)	Fannie Mae, 2.023%, (12 Month. USD LIBOR +
	174 bps), 7/1/36	$ 11,135
106(a)	Fannie Mae, 2.234%, (1 Year CMT Index +
	212 bps), 11/1/25	106
11,724(a)	Fannie Mae, 2.320%, (1 Year CMT Index +
	232 bps), 12/1/28	11,749
1,291(a)	Fannie Mae, 2.461%, (1 Year CMT Index +
	221 bps), 4/1/29	1,295
1,687(a)	Fannie Mae, 2.588%, (1 Year CMT Index +
	246 bps), 4/1/28	1,693

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,000,000	Fannie Mae, 3.000%, 3/1/52 (TBA)	$ 4,037,520
77(a)	Fannie Mae, 3.350%, (6 Month USD LIBOR +
	285 bps), 2/1/33	77
20,007(a)	Fannie Mae, 4.012%, (11th District Cost of Funds
	Index + 193 bps), 12/1/36	21,366
9,492	Fannie Mae, 5.500%, 12/1/35	10,573
60,478	Fannie Mae, 5.500%, 8/1/37	67,618
11,714	Fannie Mae, 6.000%, 2/1/34	12,755
6,244	Fannie Mae, 6.000%, 4/1/38	7,142
71,770	Fannie Mae, 6.500%, 4/1/29	77,247
1,587	Fannie Mae, 6.500%, 7/1/32	1,743
9,110	Fannie Mae, 7.000%, 1/1/36	10,205
2,000,000	Fannie Mae, 1.500%, 3/1/37 (TBA)	1,946,953
3,000,000	Fannie Mae, 2.500%, 3/1/52 (TBA)	2,959,708
1,497(a)	Fannie Mae REMICS, 1.920%, (7 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	- 5 bps), 9/25/22	1,495
20,480	Fannie Mae REMICS, 6.000%, 6/25/29	22,516
72,653(a)	Fannie Mae REMICS, 0.537%, (1 Month USD LIBOR +
	40 bps), 12/18/32	72,900
55,647(a)	Fannie Mae REMICS, 0.487%, (1 Month USD LIBOR +
	30 bps), 11/25/27	55,648
31,081(a)	Fannie Mae REMICS, 0.587%, (1 Month USD LIBOR +
	40 bps), 3/25/34	31,203
31,278(a)	Fannie Mae REMICS, 0.537%, (1 Month USD LIBOR +
	35 bps), 9/25/36	31,637
18,655(a)	Fannie Mae REMICS, 0.547%, (1 Month USD LIBOR +
	36 bps), 3/25/37	18,818
64,954(a)	Fannie Mae REMICS, 0.437%, (1 Month USD LIBOR +
	25 bps), 6/25/37	65,194
61,646(a)	Fannie Mae REMICS, 0.757%, (1 Month USD LIBOR +
	57 bps), 9/25/37	62,553
67,594(a)	Fannie Mae REMICS, 0.767%, (1 Month USD LIBOR +
	58 bps), 9/25/37	68,511
52,697(a)	Fannie Mae REMICS, 0.537%, (1 Month USD LIBOR +
	35 bps), 3/25/37	53,376
45,066(a)	Fannie Mae REMICS, 1.087%, (1 Month USD LIBOR +
	90 bps), 7/25/38	46,242
16,196	Fannie Mae REMICS, 3.000%, 4/25/40	16,209
26,097	Fannie Mae REMICS, 1.500%, 4/25/27	26,130
7,371(a)	Freddie Mac, 2.158%, (12 Month USD LIBOR +
	191 bps), 8/1/31	7,367
1,897(a)	Freddie Mac, 2.370%, (1 Year CMT Index +
	225 bps), 11/1/31	1,975

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 47

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
599(a)	Freddie Mac, 2.423%, (1 Year CMT Index +
	236 bps), 1/1/28	$ 599
1,787(a)	Freddie Mac, 2.455%, (6 Month USD LIBOR +
	233 bps), 4/1/25	1,799
12,728	Freddie Mac, 5.000%, 12/1/39	14,047
42,630(a)	Freddie Mac REMICS, 0.741%, (1 Month USD LIBOR +
	55 bps), 4/15/27	42,811
141,423(a)	Freddie Mac REMICS, 0.691%, (1 Month USD LIBOR +
	50 bps), 7/15/31	142,257
40,498(a)	Freddie Mac REMICS, 0.691%, (1 Month USD LIBOR +
	50 bps), 4/15/28	40,665
53,501(a)	Freddie Mac REMICS, 1.191%, (1 Month USD LIBOR +
	100 bps), 2/15/32	54,763
82,614(a)	Freddie Mac REMICS, 0.761%, (1 Month USD LIBOR +
	57 bps), 3/15/32	83,368
15,108(a)	Freddie Mac REMICS, 0.511%, (1 Month USD LIBOR +
	32 bps), 11/15/36	15,269
96,314(a)	Freddie Mac REMICS, 0.566%, (1 Month USD LIBOR +
	38 bps), 11/15/37	97,142
1,469	Freddie Mac REMICS, 4.000%, 2/15/23	1,470
10,090(a)	Freddie Mac REMICS, 0.441%, (1 Month USD LIBOR +
	25 bps), 8/15/25	10,082
57,025(a)	Freddie Mac REMICS, 0.691%, (1 Month USD LIBOR +
	50 bps), 2/15/41	57,836
78,109(a)	Freddie Mac REMICS, 0.611%, (1 Month USD LIBOR +
	42 bps), 4/15/41	78,891
32,552(a)	Freddie Mac REMICS, 0.741%, (1 Month USD LIBOR +
	55 bps), 2/15/42	33,055
81,659	Freddie Mac REMICS, 3.000%, 12/15/25	82,217
19,351	Government National Mortgage Association,
	6.000%, 12/15/31	21,313
40,403	Government National Mortgage Association,
	6.000%, 11/15/36	46,119
5,581	Government National Mortgage Association,
	6.500%, 7/15/35	6,066
11,034	Government National Mortgage Association,
	6.500%, 10/15/37	12,229
9,528	Government National Mortgage Association,
	7.500%, 10/15/36	9,788
41,790(a)	Government National Mortgage Association, 0.662%,
	(1 Month USD LIBOR + 50 bps), 2/20/38	42,126
68,748(a)	Government National Mortgage Association, 0.462%,
	(1 Month USD LIBOR + 30 bps), 8/20/40	68,563
7,108	Government National Mortgage Association I,
	6.500%, 5/15/31	8,028

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
11,100,000	U.S. Treasury Bills, 3/1/22	$ 11,100,000
3,000,000(j)	U.S. Treasury Bills, 3/17/22	2,999,963
11,100,000(j)	U.S. Treasury Bills, 3/29/22	11,099,478
9,000,000	U.S. Treasury Notes, 0.250%, 9/30/23	8,848,125
5,000,000	U.S. Treasury Notes, 0.375%, 8/15/24	4,858,594
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $49,901,826)	$ 49,637,322
	SHORT TERM INVESTMENTS — 6.8% of
	Net Assets
	Repurchase Agreements — 4.0%
5,800,000	$5,800,000 Bank of America, 0.05%, dated 2/28/22
	plus accrued interest on 3/1/22 collateralized by
	$5,916,138 Federal Farm Credit Banks Consolidated
	Systemwide Bonds, 2.00%, 8/27/40	$ 5,800,000
5,800,000	$5,800,000 RBC Dominion Securities Inc., 0.05%, dated
	2/28/22 plus accrued interest on 3/1/22
	collateralized by the following:
	$1,814,102 Government National Mortgage Association,
	3.5%, 3/20/51,
	$4,101,907 U.S. Treasury Bill, 8/4/22	5,800,000
5,800,000	$5,800,000 Toronto-Dominion Bank, 0.05%, dated
	2/28/22 plus accrued interest on 3/1/22
	collateralized by the following:
	$2,958,001 Government National Mortgage Association,
	3.0%, 7/20/51,
	$2,958,003 U.S. Treasury Note, 1.5%, 2/9/24	5,800,000
		$ 17,400,000
	COMMERCIAL PAPER — 2.4% of Net Assets
1,600,000	Amphenol Corp., 0.15%, 3/1/22	$ 1,599,992
1,600,000	Centerpoint Energy Resources Corp., 0.18%, 3/1/22	1,599,991
1,600,000	Conagra Brands, Inc., 0.33%, 3/1/22	1,599,991
1,600,000	FMC Corp., 0.35%, 3/1/22	1,599,977
1,600,000	Hyundai Capital America, (0.333)%, 3/2/22	1,599,979
600,000	Nordea Bank ABP, 0.045%, 3/1/22	599,999
1,600,000	Societe Generale S.A., 0.05%, 3/1/22	1,599,998
	TOTAL COMMERCIAL PAPER
	(Cost $10,199,989)	$ 10,199,927

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 49

Schedule of Investments | 2/28/22

(unaudited) (continued)

Shares		Value
Open-End Fund — 0.4%
1,669,659	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(k)	$ 1,669,659
$ 1,669,659
TOTAL SHORT TERM INVESTMENTS
	(Cost $29,269,648)	$ 29,269,586
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 104.0%
	(Cost $452,348,780)	$445,912,468
	OTHER ASSETS AND LIABILITIES — (4.0)%	$ (17,246,038)
	NET ASSETS — 100.0%	$428,666,430

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
Strips	Separate trading of Registered interest and principal of securities.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2022, the value of these securities amounted to $259,154,468, or 60.5% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at February 28, 2022.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 28, 2022.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2022.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Issued as participation notes.
(h)	Non-income producing security.
(i)	Issued as preference shares.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

(k)	Rate periodically changes. Rate disclosed is the 7-day yield at February 28, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
Acorn Re	10/25/2021	$250,000	$ 248,650
Adare Re 2021	9/29/2021	250,000	255,549
Adare Re 2022	12/30/2021	251,500	253,478
Akibare Re	1/24/2022	249,739	249,474
Alamo Re	11/9/2021	506,975	502,150
Alturas Re 2019-2	12/19/2018	3,037	4,276
Alturas Re 2020-2	1/1/2020	29,558	24,705
Alturas Re 2021-2	2/16/2021	11,311	—
Alturas Re 2022-2	1/18/2022	205,131	206,505
Bantry Re 2016	2/6/2019	24,180	24,180
Bantry Re 2017	2/6/2019	14,616	14,610
Berwick Re 2018-1	1/10/2018	87,886	46,510
Berwick Re 2019-1	12/31/2018	51,365	51,369
Bonanza Re	12/15/2020	250,000	251,300
Caelus Re V	4/27/2017	25,000	18,750
Caelus Re V	5/4/2018	250,000	200,000
Cape Lookout Re	11/10/2021	507,875	503,350
Cypress Re 2017	1/24/2017	840	25
Denning Re 2021	7/28/2021	244,573	250,417
Easton Re Pte	12/15/2020	250,000	250,575
Eden Re II	12/15/2017	747	3,739
Eden Re II	1/22/2019	293	4,919
Eden Re II	1/23/2018	515	7,043
FloodSmart Re, Ltd.	2/14/2022	250,000	249,750
Four Lakes Re	11/5/2020	250,000	251,600
Gullane Re 2018	3/26/2018	—	16,381
Gullane Re 2022	2/17/2022	220,500	225,007
Harambee Re 2018	12/19/2017	5,311	200
Harambee Re 2019	12/20/2018	—	150
Harambee Re 2020	2/27/2020	$2,383	8,525
Hypatia, Ltd.	7/10/2020	250,000	259,800
Hypatia, Ltd.	7/10/2020	250,000	262,150
Integrity Re	12/4/2019	249,781	249,750
International Bank for Reconstruction &
Development	2/28/2020	250,000	252,700
International Bank for Reconstruction &
Development	7/19/2021	250,000	249,100
Kilimanjaro II Re	4/6/2017	300,000	299,940
Kilimanjaro Re	6/25/2021	250,500	250,925

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 51

Schedule of Investments | 2/28/22

(unaudited) (continued)

	Acquisition
Restricted Securities	date	Cost	Value
Limestone Re 2020-1	12/27/2019	$ 1,250	$ 17,726
Lion Rock Re 2020	12/30/2019	—	—
Long Point Re III 2018	11/24/2021	752,000	750,750
Lorenz Re 2018	8/21/2018	47,743	—
Lorenz Re 2019	7/10/2019	40,450	4,219
Matterhorn Re	1/29/2020	250,000	239,075
Matterhorn Re	11/24/2020	250,000	249,775
Matterhorn Re	11/24/2020	250,000	248,900
Merion Re 2021-2	12/28/2020	500,000	472,500
Mona Lisa Re	12/30/2019	250,000	251,575
Mystic Re IV	6/9/2021	250,000	249,375
Northshore Re II	12/2/2020	250,000	254,400
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2016-2	5/31/2016	—	892
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	6/27/2018	60,216	5,186
Pangaea Re 2019-1	1/9/2019	4,301	8,535
Pangaea Re 2019-3	7/25/2019	5,515	6,612
Pangaea Re 2020-1	1/21/2020	—	8,602
Pangaea Re 2021-1	1/28/2021	19,093	10,098
Pangaea Re 2022-1	1/11/2022	330,907	330,907
Portrush Re 2017	6/12/2017	191,747	159,525
Residential Reinsurance 2020	10/30/2020	250,000	254,300
Residential Reinsurance 2021	10/28/2021	250,000	249,150
Resilience Re	2/8/2017	774	—
Sanders Re II	5/20/2020	250,000	254,375
Sanders Re II	11/23/2021	250,000	250,025
Sector Re V	12/4/2018	30,762	18,247
Sector Re V	1/1/2020	10,000	29,102
Sector Re V	12/6/2021	250,000	255,392
Sussex Re 2020-1	1/21/2020	—	5,518
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	—
Thopas Re 2022	2/15/2022	250,000	251,575
Ursa Re	11/20/2019	250,000	251,700
Ursa Re II	10/8/2020	250,000	250,250
Vermillion Re 2022	2/22/2022	238,875	240,693
Versutus Re 2018	1/31/2018	—	300
Versutus Re 2019-A	1/28/2019	—	132
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2020	12/30/2019	50,960	22,000
Viribus Re 2021	2/1/2021	449,040	454,518
Vitality Re X	2/3/2020	249,908	245,675
Vitality Re XI	1/23/2020	250,000	244,375
Vitality Re XI	1/23/2020	250,000	245,250
Total Restricted Securities			$12,756,658
% of Net assets			3.0%

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

FUTURES CONTRACT

FIXED INCOME INDEX FUTURES CONTRACTS
Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	Appreciation
594	U.S. 2 Year	6/30/22	$127,521,142	$127,844,578	$ 323,436
	Note (CBT)

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
325	U.S. 5 Year	6/30/22	$(38,236,900)	$(38,441,663)	$ (204,763)
	Note (CBT)
228	U.S. 10 Year	6/21/22	(28,832,524)	(29,055,750)	(223,226)
	Note (CBT)
12	U.S. Long Bond	6/21/22	(1,851,813)	(1,880,250)	(28,437)
	(CBT)
			$(68,921,237)	$(69,377,663)	$ (456,426)
TOTAL FUTURES CONTRACTS			$ 58,599,905	$ 58,466,915	$ (132,990)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the six months ended February 28, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$74,240,332	$68,322,447
Other Long-Term Securities	$51,342,600	$68,820,841

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 53

Schedule of Investments | 2/28/22

(unaudited) (continued)

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2022, the Fund did not engage in any cross trade activity.

At February 28, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $453,866,257 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 2,686,680
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,773,459)
Net unrealized depreciation	$ (8,086,779)

The following is a summary of the inputs used as of February 28, 2022, in valuing the Fund's investments:

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

The following is a summary of the inputs used as of February 28, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 10,666,792	$ —	$ 10,666,792
Asset Backed Securities	—	90,524,368	—	90,524,368
Collateralized Mortgage Obligations	—	78,573,378	—	78,573,378
Commercial Mortgage-
Backed Securities	—	36,539,136	—	36,539,136
Corporate Bonds	—	137,945,228	—	137,945,228
Insurance-Linked Securities
Event Linked Bonds
Collateralized Reinsurance
Earthquakes – California	—	—	509,027	509,027
Earthquakes – U.S.	—	—	240,693	240,693
Multiperil – Massachusetts	—	—	250,417	250,417
Multiperil – Worldwide	—	—	17,751	17,751
Windstorm – Florida	—	—	159,525	159,525
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	8,875	8,875
Multiperil – Worldwide	—	—	2,524,106	2,524,106
All Other Insurance-
Linked Securities	—	9,038,914	—	9,038,914
U.S. Government and
Agency Obligations	—	49,637,322	—	49,637,322
Repurchase Agreements	—	17,400,000	—	17,400,000
Commercial Paper	—	10,199,927	—	10,199,927
Open-End Fund	1,669,659	—	—	1,669,659
Total Investments
in Securities	$ 1,669,659	$440,525,065	$3,717,744	$445,912,468
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (132,990)	$ —	$ —	$ (132,990)
Total Other
Financial Instruments	$ (132,990)	$ —	$ —	$ (132,990)

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 55

Schedule of Investments | 2/28/22

(unaudited) (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 8/31/21	$2,984,459
Realized gain (loss)	(166,857)
Changed in unrealized appreciation (depreciation)	5,497
Accrued discounts/premiums	(872,139)
Purchases	1,996,913
Sales	(230,129)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 2/28/22	$3,717,744

*	Transfers are calculated on the beginning of period values. During the six months ended February 28, 2022, there were no transfers in or out of Levels 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at February 28, 2022:	$(81,132)

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $452,348,780)	$445,912,468
Cash	2,610
Futures collateral	2,537,246
Receivables —
Investment securities sold	4,547,796
Fund shares sold	588,078
Interest	1,315,418
Due from the Adviser	1,918
Other assets	44,037
Total assets	$454,949,571
LIABILITIES:
Payables —
Investment securities purchased	$ 24,837,742
Fund shares repurchased	970,588
Distributions	141,712
Trustees’ fees	2,704
Variation margin for futures contracts	178,006
Unrealized depreciation on unfunded loan commitments	24
Due to affiliates	35,066
Accrued expenses	117,299
Total liabilities	$ 26,283,141
NET ASSETS:
Paid-in capital	$474,725,804
Distributable earnings (loss)	(46,059,374)
Net assets	$428,666,430
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $137,783,796/15,052,340 shares)	$ 9.15
Class C (based on $14,657,057/1,597,856 shares)	$ 9.17
Class C2 (based on $1,595,555/173,824 shares)	$ 9.18
Class K (based on $642,262/69,752 shares)	$ 9.21
Class Y (based on $273,987,760/29,882,688 shares)	$ 9.17

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 57

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 5,274,220
Dividends from unaffiliated issuers	209,905
Total Investment Income		$ 5,484,125
EXPENSES:
Management fees	$ 782,447
Administrative expenses	68,677
Transfer agent fees
Class A	167,060
Class C	4,888
Class C2	312
Class K	88
Class Y	123,899
Distribution fees
Class A	142,390
Class C	41,550
Class C2	4,314
Shareowner communications expense	10,750
Custodian fees	24,578
Registration fees	44,797
Professional fees	41,553
Printing expense	17,833
Pricing fees	23,144
Trustees’ fees	8,007
Insurance expense	667
Miscellaneous	34,882
Total expenses		$ 1,541,836
Less fees waived and expenses reimbursed by the Adviser		(198,688)
Net expenses		$ 1,343,148
Net investment income		$ 4,140,977
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,495,750)
Futures contracts	1,235,004
Other assets and liabilities denominated in
foreign currencies	185	$ (260,561)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(10,358,121)
Futures contracts	(73,170)
Unfunded loan commitments	(462)	$(10,431,753)
Net realized and unrealized gain (loss) on investments		$(10,692,314)
Net decrease in net assets resulting from operations		$ (6,551,337)

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/22	Ended
	(unaudited)	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 4,140,977	$ 9,532,924
Net realized gain (loss) on investments	(260,561)	3,242,551
Change in net unrealized appreciation (depreciation)
on investments	(10,431,753)	6,505,464
Net increase (decrease) in net assets resulting
from operations	$ (6,551,337)	$ 19,280,939
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.09 and $0.21 per share, respectively)	$ (1,439,756)	$ (3,115,385)
Class C ($0.08 and $0.19 per share, respectively)	(147,836)	(495,049)
Class C2 ($0.08 and $0.19 per share, respectively)	(15,899)	(34,989)
Class K ($0.11 and $0.24 per share, respectively)	(7,943)	(44,790)
Class Y ($0.11 and $0.24 per share, respectively)	(3,397,478)	(6,976,840)
Total distributions to shareowners	$ (5,008,912)	$ (10,667,053)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 113,319,150	$ 238,647,614
Reinvestment of distributions	4,054,872	8,756,874
Cost of shares repurchased	(117,602,336)	(285,122,426)
Net decrease in net assets resulting from Fund
share transactions	$ (228,314)	$ (37,717,938)
Net decrease in net assets	$ (11,788,563)	$ (29,104,052)
NET ASSETS:
Beginning of period	$ 440,454,993	$ 469,559,045
End of period	$ 428,666,430	$ 440,454,993

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 59

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/22	2/28/22	Ended	Ended
	Shares	Amount	8/31/21	8/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	3,050,646	$ 28,421,729	5,691,465	$ 53,420,157
Reinvestment of distributions	146,648	1,362,628	314,813	2,949,627
Less shares repurchased	(3,561,850)	(33,098,775)	(6,507,994)	(60,889,558)
Net decrease	(364,556)	$ (3,314,418)	(501,716)	$ (4,519,774)
Class C
Shares sold	171,458	$ 1,599,876	583,072	$ 5,460,843
Reinvestment of distributions	15,927	147,836	52,705	494,486
Less shares repurchased	(596,807)	(5,558,044)	(2,046,875)	(19,180,034)
Net decrease	(409,422)	$ (3,810,332)	(1,411,098)	$ (13,224,705)
Class C2
Shares sold	12,013	$ 112,441	61,166	$ 571,857
Reinvestment of distributions	263	2,453	626	5,885
Less shares repurchased	(35,441)	(330,940)	(20,214)	(189,286)
Net increase (decrease)	(23,165)	$ (216,046)	41,578	$ 388,456
Class K
Shares sold	10,886	$ 102,166	76,023	$ 714,232
Reinvestment of distributions	183	1,712	3,117	29,258
Less shares repurchased	(11,300)	(105,181)	(376,895)	(3,544,763)
Net decrease	(231)	$ (1,303)	(297,755)	$ (2,801,273)
Class Y
Shares sold	8,901,121	$ 83,082,938	19,005,450	$ 178,480,525
Reinvestment of distributions	273,022	2,540,243	562,298	5,277,618
Less shares repurchased	(8,441,961)	(78,509,396)	(21,458,436)	(201,318,785)
Net increase (decrease)	732,182	$ 7,113,785	(1,890,688)	$ (17,560,642)

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$ 9.39	$ 9.21	$ 9.52	$ 9.40	$ 9.54	$ 9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.19	$ 0.23	$ 0.27	$ 0.18	$ 0.16
Net realized and unrealized gain (loss) on investments	(0.23)	0.20	(0.29)	0.14	(0.12)	0.01
Net increase (decrease) from investment operations	$ (0.15)	$ 0.39	$ (0.06)	$ 0.41	$ 0.06	$ 0.17
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)	$ (0.19)
Total distributions	$ (0.09)	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)	$ (0.19)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.18	$ (0.31)	$ 0.12	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.15	$ 9.39	$ 9.21	$ 9.52	$ 9.40	$ 9.54
Total return (b)	(1.58)%(c)	4.25%	(0.61)%	4.39%	0.68%	1.82%
Ratio of net expenses to average net assets	0.83%(d)	0.81%	0.82%	0.82%	0.88%	0.84%
Ratio of net investment income (loss) to average net assets	1.62%(d)	1.98%	2.44%	2.87%	1.90%	1.64%
Portfolio turnover rate	30%(c)	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$137,783	$144,818	$146,659	$176,601	$134,382	$162,375
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.91%(d)	0.85%	0.85%	0.86%	0.88%	0.84%
Net investment income (loss) to average net assets	1.54%(d)	1.94%	2.41%	2.83%	1.90%	1.64%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 61

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$ 9.41	$ 9.23	$ 9.52	$ 9.39	$ 9.53	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.17	$ 0.20	$ 0.25	$ 0.16	$ 0.14
Net realized and unrealized gain (loss) on investments	(0.23)	0.20	(0.26)	0.14	(0.12)	0.02
Net increase (decrease) from investment operations	$ (0.16)	$ 0.37	$ (0.06)	$ 0.39	$ 0.04	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)	$ (0.17)
Total distributions	$ (0.08)	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)	$ (0.17)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.18	$ (0.29)	$ 0.13	$ (0.14)	$ (0.01)
Net asset value, end of period	$ 9.17	$ 9.41	$ 9.23	$ 9.52	$ 9.39	$ 9.53
Total return (b)	(1.69)%(c)	4.04%	(0.62)%	4.25%	0.45%	1.69%
Ratio of net expenses to average net assets	1.03%(d)	1.03%	1.04%	1.03%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	1.42%(d)	1.77%	2.22%	2.66%	1.72%	1.42%
Portfolio turnover rate	30%(c)	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$14,657	$18,885	$31,557	$32,889	$58,380	$83,649
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05%(d)	1.07%	1.06%	1.07%	1.06%	1.05%
Net investment income (loss) to average net assets	1.40%(d)	1.73%	2.20%	2.62%	1.72%	1.42%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C2
Net asset value, beginning of period	$ 9.42	$ 9.24	$ 9.52	$ 9.39	$ 9.53	$ 9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.17	$ 0.20	$ 0.25	$ 0.16	$ 0.14
Net realized and unrealized gain (loss) on investments	(0.23)	0.20	(0.25)	0.15	(0.12)	0.01
Net increase (decrease) from investment operations	$ (0.16)	$ 0.37	$ (0.05)	$ 0.40	$ 0.04	$ 0.15
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)	$ (0.17)
Total distributions	$ (0.08)	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)	$ (0.17)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.18	$ 9.42	$ 9.24	$ 9.52	$ 9.39	$ 9.53
Total return (b)	(1.66)%(c)	4.04%	(0.52)%	4.27%	0.44%	1.57%
Ratio of net expenses to average net assets	0.99%(d)	1.01%	1.03%	1.05%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	1.47%(d)	1.78%	2.20%	2.61%	1.73%	1.42%
Portfolio turnover rate	30%(c)	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$1,596	$1,855	$1,436	$ 1,173	$1,650	$2,070
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.01%(d)	1.05%	1.05%	1.09%	1.06%	1.05%
Net investment income (loss) to average net assets	1.45%(d)	1.74%	2.18%	2.57%	1.73%	1.42%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class K
Net asset value, beginning of period	$ 9.45	$ 9.27	$ 9.54	$ 9.42	$ 9.56	$ 9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.22	$ 0.27	$ 0.31	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.20	(0.26)	0.13	(0.11)	0.02
Net increase (decrease) from investment operations	$ (0.13)	$ 0.42	$ 0.01	$ 0.44	$ 0.10	$ 0.21
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.24)	$ (0.28)	$ (0.32)	$ (0.24)	$ (0.22)
Total distributions	$ (0.11)	$ (0.24)	$ (0.28)	$ (0.32)	$ (0.24)	$ (0.22)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.18	$ (0.27)	$ 0.12	$ (0.14)	$ (0.01)
Net asset value, end of period	$ 9.21	$ 9.45	$ 9.27	$ 9.54	$ 9.42	$ 9.56
Total return (b)	(1.39)%(c)	4.62%	0.16%	4.73%	1.03%	2.25%
Ratio of net expenses to average net assets	0.46%(d)	0.46%	0.46%	0.47%	0.50%	0.49%
Ratio of net investment income (loss) to average net assets	2.00%(d)	2.36%	2.86%	3.26%	2.26%	1.99%
Portfolio turnover rate	30%(c)	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$ 642	$ 661	$3,408	$14,451	$10,166	$15,454
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.52%(d)	0.51%	0.47%	0.51%	0.50%	0.49%
Net investment income (loss) to average net assets	1.94%(d)	2.31%	2.85%	3.22%	2.26%	1.99%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$ 9.41	$ 9.23	$ 9.51	$ 9.38	$ 9.52	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.22	$ 0.26	$ 0.30	$ 0.20	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.20	(0.26)	0.14	(0.12)	0.01
Net increase (decrease) from investment operations	$ (0.13)	$ 0.42	$ (0.00)(b)	$ 0.44	$ 0.08	$ 0.19
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)	$ (0.21)
Total distributions	$ (0.11)	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.17	$ 9.41	$ 9.23	$ 9.51	$ 9.38	$ 9.52
Total return (c)	(1.40)%(d)	4.63%	0.05%	4.81%	0.90%	2.04%
Ratio of net expenses to average net assets	0.46%(e)	0.46%	0.46%	0.47%	0.64%	0.61%
Ratio of net investment income (loss) to average net assets	1.99%(e)	2.33%	2.80%	3.23%	2.14%	1.88%
Portfolio turnover rate	30%(d)	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$273,986	$274,235	$286,499	$302,658	$258,634	$333,825
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.56%(e)	0.60%	0.59%	0.59%	0.64%	0.61%
Net investment income (loss) to average net assets	1.89%(e)	2.19%	2.67%	3.11%	2.14%	1.88%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 65

Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 67

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At February 28, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 69

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$10,667,053
Total	$10,667,053

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 69,066
Capital loss carryforward	(36,824,968)
Current year dividend payable	(161,951)
Net unrealized appreciation	2,418,727
Total	$(34,499,126)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2022.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

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Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 71

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based

Pioneer Short Term Income Fund | Semiannual Report | 2/28/22 73

on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at February 28, 2022 are listed in the Schedule of Investments.

H.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes

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the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at February 28, 2022, are disclosed in the Schedule of Investments.

J.	Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a

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futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended February 28, 2022, was $53,832,406. Open futures contracts outstanding at February 28, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 28, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense

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limitation agreement for a class of shares beyond the date referred to above. Class C and Class C2 shares do not have expense limitations. Fees waived and expenses reimbursed, during the six months ended February 28, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,449 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended February 28, 2022, the Fund paid $8,007 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At February 28, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,704.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 5,475
Class C	1,553
Class C2	21
Class K	68
Class Y	3,633
Total	$10,750

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/22

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $13,617 in distribution fees payable to the Distributor at February 28, 2022.

In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, C, K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2022, CDSCs in the amount of $1,295 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2022, the Fund had no borrowings under the credit facility.

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7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
depreciation on
futures contracts	$(132,990)	$ —	$ —	$ —	$ —
Total Value	$(132,990)	$ —	$ —	$ —	$ —

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$1,235,004	$ —	$ —	$ —	$ —
Total Value	$1,235,004	$ —	$ —	$ —	$ —
Net Change in
Unrealized
Appreciation
(Depreciation)
Futures contracts	$ (73,170)	$ —	$ —	$ —	$ —
Total Value	$ (73,170)	$ —	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of February 28, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Trident TPI Holdings, Inc.	$6,932	$6,932	$6,908	$(24)
Total Value	$6,932	$6,932	$6,908	$(24)

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Short Term Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously

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approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with

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the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

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Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19127-16-0422

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 5, 2022

* Print the name and title of each signing officer under his or her signature.